AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JANUARY 24, 2014

TO THE

THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED MARCH 1, 2013

AS SUPPLEMENTED THROUGH DECEMBER 30, 2013

FUSION FUND

(the “Fund”)

(TICKER SYMBOLS:  AFFSX, AFFAX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI LISTED ABOVE.

On January 24, 2014, at the recommendation of American Independence Financial Services, LLC, the investment adviser to the Trust, the Trust’s Board of Trustees (the “Board”) approved the closing and subsequent liquidation of the Fusion Fund (the “Fund”). Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about February 26, 2014 (the “Liquidation Date”).

Effective February 7, 2014, the Fund is closed to purchases by new shareholders and additional purchases by existing shareholders. The planned liquidation of the Fund may cause the Fund to increase its cash holdings and deviate from its investment objectives and strategies as stated in the Fund’s Prospectus.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectus under “Redeeming From Your Account” and “Exchanging Shares,” respectively. Shareholders remaining in the Fund just prior to, or on, the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE